Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Moscow CableCom Corp. for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certifies that, to the best of his knowledge:

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the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

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the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Moscow CableCom Corp..

/s/            Mikhail Smirnov
Name:     Mikhail Smirnov
Title:       Chief Executive Officer
Date:       November 14, 2005

/s/            Andrew M. O’Shea

Name:      Andrew M. O’Shea

Title:        Chief Financial Officer and Secretary

Date:

  November 14, 2005